UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

NORTH PENN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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216 Adams Avenue
Scranton, Pennsylvania 18503

April 20, 2009

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of North Penn Bancorp, Inc.  The meeting will be held at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503, on May 26, 2009 at 9:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as representatives of McGrail Merkel Quinn & Associates, North Penn Bancorp’s independent registered public accounting firm, will be present at the annual meeting to respond to appropriate questions of our shareholders.

It is important that your shares are represented at this meeting, whether or not you attend in person and regardless of the number of shares you own.  Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees of North Penn Bancorp and North Penn Bank, I thank you for your continued interest and support.

Sincerely yours,

Frederick L. Hickman
President and Chief Executive Officer

NORTH PENN BANCORP, INC.
216 Adams Avenue
Scranton, Pennsylvania 18503-1692
(570) 344-6113
_________________________

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
__________________________

TIME AND DATE	9:00 a.m., local time, on May 26, 2009.

PLACE	Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503.

ITEMS OF BUSINESS	1.	To elect two Class II directors to serve for three-year terms oruntil their successors are duly elected and qualified;

	2.	To adopt the North Penn Bancorp, Inc. 2009 Equity Incentive Plan;

	3.	To ratify the appointment of McGrail Merkel Quinn & Associates as our independent registered public accounting firm for 2009; and

4.
To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 31, 2009.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

/s/ Frank H. Mechler
Frank H. Mechler
Secretary
April 20, 2009

PROXY STATEMENT
OF
NORTH PENN BANCORP, INC.

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of North Penn Bancorp, Inc. for the 2009 annual meeting of shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to North Penn Bancorp, Inc. as “North Penn Bancorp,” the “Company,” “we,” “our” or “us.”

North Penn Bancorp is the holding company for North Penn Bank.  In this proxy statement, we may also refer to North Penn Bank as the “Bank.”

We are holding the 2009 annual meeting at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania on May 26, 2009 at 9:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 20, 2009.

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders to be held on May 26, 2009

This proxy statement and our 2008 Annual Report on Form 10-K are available electronically at www.cfpproxy.com/6323.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of North Penn Bancorp common stock that you owned as of the close of business on March 31, 2009.  As of the close of business on March 31, 2009, a total of 1,453,071 shares of North Penn Bancorp common stock were outstanding.  Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of North Penn Bancorp in one of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•
Indirectly in the North Penn Bancorp, Inc. Stock Fund of the North Penn Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”) or in the North Penn Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of North Penn Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

 Votes Required for Proposals. At this year’s annual meeting, shareholders will elect two directors to serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting to adopt the North Penn Bancorp, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes present, without regard to broker non-votes or abstentions, at the annual meeting.

In voting on the ratification of the appointment of McGrail Merkel Quinn & Associates as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the selection of McGrail Merkel Quinn & Associates as our independent registered public accounting firm for 2009, the affirmative vote of a majority of the votes present, without regard to broker non-votes or abstentions, at the annual meeting is required.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner.  The election of directors and the ratification of McGrail Merkel Quinn & Associates as our independent registered public accounting firm for 2009 are currently considered routine matters.  The approval of the 2009 Plan is a non-routine matter.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to adopt the 2009 Plan and to ratify the selection of the independent registered public accountants, we will not count abstentions and broker non-votes as votes cast on the proposals.  Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposals.

Voting by Proxy

The Board of Directors of North Penn Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of North Penn Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of North Penn Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” approval of the 2009 Plan and “FOR” ratification of McGrail Merkel Quinn & Associates as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your North Penn Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP and 401(k) Plan

If you participate in the ESOP or if you hold shares through the 401(k) Plan, you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the North Penn Bancorp, Inc. Stock Fund credited to his or her account.  The trustee, subject to its fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your voting instructions to each plan’s trustee is May 18, 2009.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Frederick L. Hickman, who is President and Chief Executive Officer of North Penn Bancorp and North Penn Bank.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors Hickman, Kneller and Lamont.  The Board also considered that the law firm of Oliver, Price & Rhodes, of which James W. Reid is a partner, provided legal services to the Company.

Corporate Governance Policies and Procedures

The Board of Directors has adopted a corporate governance policy to govern certain activities, including:  the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; appointing an independent lead director and convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the chief executive officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of December 31, 2008.  All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market.  The Board’s Audit, Compensation, and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of our Web site (www.northpennbank.com).

Director	Audit Committee		Compensation Committee		Nominating/ Corporate Governance Committee

Gordon S. Florey
Frederick L. Hickman
Herbert C. Kneller	X		X
Kevin M. Lamont	X	*	X	*	X
Virginia D. McGregor					X
Frank H. Mechler	X
James W. Reid			X		X	*
Number of Meetings in 2008	7		2		1

* Denotes Chairperson

Audit Committee

The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.  While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board of Directors and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities.

Compensation Committee

The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning.  It also deals with policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”), including annual salary, bonus, stock options and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs, and director compensation.  In setting appropriate compensation for the CEO, the Committee considers the performance of the Company, shareholder return, the level of salary, bonus, stock options and other benefits provided to CEOs of comparable companies, and the level of compensation provided to the CEO in recent years.  In setting executive compensation, the Committee seeks to ensure that a significant portion of compensation is connected to the long-term interest of the shareholders.  In its oversight of employee compensation programs, prior to making recommendations to the Board, the Committee reviews recommendations from the CEO and Human Resources Manager.  Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to North Penn Bancorp and monitoring compliance with these policies and guidelines.  In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of shareholders.  The Nominating and Corporate Governance Committee recommends director candidates for each committee for appointment by the Board.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must first meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate reside in a county in Pennsylvania in which the Bank maintains an office or in an adjacent county in Pennsylvania, own at least 1,000 shares of Company common stock, be less than 75 years of age, not be a management official of another depository institution and not have been subject to certain criminal or regulatory actions.  Current directors are exempt from the age limitation for board service.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policies and procedures set forth above.  The Nominating and Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and may interview the candidate.

Consideration of Recommendations by Shareholders.  It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee in care of the Secretary, at the main office of the Company:

1.	The name, age, business address and residence address of the person recommended as a director candidate;

2.	The principal occupation or employment of the person recommended as a director candidate;

3.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

4.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

5.
As to the person making the recommendation, the name and address, as they appear on the Company’s books, of such person; provided, however, that if the person is not a registered holder of the Company’s common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of the Company’s common stock; and

6.	A statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of Shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2008.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Gordon S. Florey	$12,700	$92	$59	$12,851
Herbert C. Kneller	16,500	71	75	16,646
Kevin M. Lamont	23,650	284	3,744	27,678
Virginia D. McGregor	13,700	171	292	14,163
Frank H. Mechler	16,900	226	144	17,270
James W. Reid	13,700	92	59	13,851
David Samuel(3)	3,500	–	–	3,500

(1)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding restricted stock awards for each of the non-employee directors.  The amounts were calculated based upon the stock price of $8.25 on the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.  At December 31, 2008, the non-employee directors had unvested shares of restricted stock as follows:  Mr. Florey, 96 shares; Mr. Kneller, 74 shares; Mr. Lamont, 2,931 shares; Ms. McGregor, 178 shares; Mr. Mechler, 235 shares; and Mr. Reid, 96 shares.

(2)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the non-employee directors.  The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards.  For information on the assumptions used to compute the fair value, see Note 11 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  The actual value, if any, realized by a director from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above.  At December 31, 2008, the non-employee directors had unvested stock options as follows: Mr. Florey, 157 shares; Mr. Kneller, 154 shares; Mr. Lamont, 7,578 shares; Ms. McGregor, 493 shares; Mr. Mechler, 386 shares; and Mr. Reid, 157 shares.

(3)	Mr. Samuel passed away in June, 2008.

Cash Retainer and Meeting Fees for Directors.  The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on our Board of Directors during 2009.

Monthly Retainer	$600
Board Meeting Fees	$700
Board Meeting Fees (Chairman only)	$1,050
Committee Meeting Fees	$200
Audit Committee Meeting Fees (Chairman only)	$400

Board and Committee Meetings

During the year ended December 31, 2008, the Boards of Directors of the Company and the Bank each held 8 meetings and 12 meetings, respectively.  No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2008.

Director Attendance at Annual Meeting of Shareholders

The Board of Directors expects its directors to attend the annual meeting of shareholders.  All directors attended the 2008 annual meeting of shareholders except Mr. Kneller, Ms. McGregor and Mr. Samuel.

Code of Ethics and Business Conduct

North Penn Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.   The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of McGrail Merkel Quinn & Associates as the Company’s independent registered public accounting firm for 2009.

Audit Committee of the Board of Directors
of North Penn Bancorp, Inc.

Kevin M. Lamont (Chairperson)
Herbert C. Kneller
Frank H. Mechler

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2008 and 2007 by McGrail Merkel Quinn & Associates:

	2008	2007

Audit fees(1)	$51,900	$48,300
Audit related fees(2)	–	54,000
Tax fees(3)	7,000	6,500
All other fees	–	–

(1)	Includes fees for the financial statement audit and quarterly reviews.
(2)	For 2007, includes fees related to the Company’s second-step conversion and related securities registration statements.
(3)	Tax fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advice, tax consulting and planning.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of predictable or recurring service.

During the year ended December 31, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of February 28, 2009 about the persons known to North Penn Bancorp to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock Beneficially Owned
North Penn Bank Employee Stock Ownership Plan 216 Adams Avenue Scranton, Pennsylvania 18503	125,391	8.63%

Joseph Stillwell (1) 26 Broadway, 23rd Floor New York, NY 10004	107,500	7.40%

Kevin M. Lamont 216 Adams Avenue Scranton, Pennsylvania 18503	83,147	5.72%

(1)
Based exclusively on a Schedule 13G filed with the Securities and Exchange Commission on April 3, 2009 which was filed jointly by the following parties: Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell.

The following table provides information as of February 28, 2009 about the shares of North Penn Bancorp common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Options Exercisable Within 60 Days	Percent of Class(1)
Thomas A. Byrne	7,768	(2)	2,238	*
Thomas J. Dziak	10,122	(3)	3,068	*
Gordon S. Florey	2,000	(4)	–	*
Frederick L. Hickman	33,834	(5)	5,004	2.66%
Herbert C. Kneller	1,710		8	*
Virginia D. McGregor	4,138		50	*
Frank H. Mechler	5,460	(6)	–	*
Kevin M. Lamont	82,722		425	5.72%
James W. Reid	2,184		–	*

All Executive Officers and Directors as a Group (9 persons)	149,938		10,793	10.98%

* Less than 1%.
(1)	Based on 1,453,071 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2009.
(2)	Includes 1,814 shares owned by Mr. Byrne held in 401(k) Plan, 2,708 shares held in ESOP, 2,700 shares owned by spouse’s IRA, and 2,699 shares of unvested restricted stock.
(3)	Includes 2,010 shares owned by Mr. Dziak held in 401(k) Plan, 2,648 shares held in ESOP and 3,769 shares of unvested restricted stock..
(4)	Shares owned by Mr. Florey held in IRA.

(5)
Includes 11,551 shares owned by Mr. Hickman held in 401(k) Plan, 4,648 shares held in ESOP and 109 shares owned by Mr. Hickman’s wife, 109 shares held by Mr. Hickman as custodian for his son, 109 shares held by Mr. Hickman as custodian for his daughter, and 10,113 shares of unvested restricted stock.

(6)	Shares owned by Mr. Mechler as trustee for Judith Mechler Trust.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board of Directors consists of seven members.  The Board is divided into three classes, as nearly equal in number as possible, and known as Class I, Class II and Class III.  The Class II directors elected at this annual meeting will serve for three-year terms.  The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Herbert C. Kneller and Frank H. Mechler.  All of the nominees are currently directors of North Penn Bancorp and North Penn Bank.  The Class I and Class III directors will continue to serve for two and one years, respectively, in order to complete their three-year terms.

Unless you indicate on your proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees.  If any nominee is unable to serve, the persons named on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated for each individual is as of March 31, 2009.  The indicated period of service as a director includes the period of service as a director of North Penn Bank.

Board Nominees for Terms Ending in 2012

Herbert C. Kneller is a Project Engineer for Hanson Aggregates Pennsylvania, Inc.  Age 64.  Director since 1975.

Frank H. Mechler.  Retired.  Prior to his retirement, Mr. Mechler served as the President and Secretary of North Penn Bank.  Mr. Mechler serves as Secretary of North Penn Bank.  Age 89.  Director since 1979.

Directors with Terms Ending in 2011

Frederick L. Hickman is the President and Chief Executive Officer of North Penn Bancorp and North Penn Bank.  Prior to joining North Penn Bank in 2000, Mr. Hickman served as President and Chief Executive Officer of Union National Bank of Mount Carmel.  Age 53.  Director since 2000.

Kevin M. Lamont is the President of Millennium Health Services, Inc. and President of Lamont Development Company, Inc.  Age 50.  Director since 2004.

Directors with Terms Ending in 2010

Gordon S. Florey retired from Gordon Florey Residential Appraisals in 2002, where he was self-employed as a real estate appraiser.  From 1976-1986, Mr. Florey owned Florey Plumbing Supply.  Age 83.  Director since 1979.

Virginia D. McGregor has served as an advisor to the Board of Directors of McGregor Industries, Inc. for the past five years.  Ms. McGregor has also been a member of the Board of Directors of Community Medical Center, Scranton, PA since January 2006.  Age 46.  Director since 2007.

James W. Reid, Esq. is a partner in the law firm of Oliver Price & Rhodes.  Age 57.  Director since 2001.

Item 2 — Approval of the North Penn Bancorp, Inc. 2009 Equity Incentive Plan

The Company’s Board of Directors has adopted, subject to shareholder approval at the annual meeting, the North Penn Bancorp, Inc. 2009 Equity Incentive Plan.  The 2009 Plan will become effective as of the date of approval by the Company’s shareholders.

The Board of Directors has reserved a total of 119,000 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2009 Plan.  All of the Company’s employees, officers, and directors are eligible to participate in the 2009 Plan.  A summary of the 2009 Plan follows.  This summary is qualified in its entirety by the full text of the 2009 Plan, which is attached to this proxy statement as Appendix A.

The approval of the 2009 Plan requires the affirmative vote of a majority of the votes present by shareholders at the annual meeting.  The Board of Directors recommends that shareholders vote “FOR” the approval of the North Penn Bancorp, Inc. 2009 Equity Incentive Plan.

Summary of the 2009 Plan

Purpose.  The 2009 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2009 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards.  Subject to adjustment as provided in the 2009 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2009 Plan is 119,000, of which 85,000 may be granted in the form of stock options and 34,000 may be granted in the form of restricted stock (including performance shares).

Limitations on Awards.  The maximum number of shares of Company common stock that may be granted as options under the 2009 Plan to any one person during any one calendar year is 21,250.

Administration.  A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2009 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2009 Plan; and make all other decisions and determinations that may be required under the 2009 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events.  Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a “change in control,” as defined in the 2009 Plan.  All awards will also vest and become immediately exercisable upon a change in control.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2009 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2009 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2009 Plan will be adjusted proportionately and the Committee will adjust the 2009 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits.  No grants have been made with respect to the shares to be reserved for issuance under the 2009 Plan.  The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time, as such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the 2009 Plan. Shareholders must approve amendments to the 2009 Plan that will materially increase the number of shares of stock issuable under the 2009 Plan, expand the types of awards provided under the 2009 Plan, materially expand the class of participants eligible to participate in the 2009 Plan, materially extend the term of the 2009 Plan, or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2009 Plan may adversely affect any award previously granted under the 2009 Plan without the written consent of the participant.

The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2009 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Income Tax Effects

Non-statutory Stock Options.  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2009 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 3 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed McGrail Merkel Quinn & Associates to be the Company’s independent registered public accounting firm for the 2009 fiscal year.  McGrail Merkel Quinn & Associates served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008.  A representative of McGrail Merkel Quinn & Associates will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2008.  These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compen- sation ($)	Total ($)

Frederick L. Hickman	2008	$175,000	$24,000	$12,617	$16,901	$19,495	$248,013
President and CEO	2007	160,680	24,000	2,866	9,398	21,579	218,523

Thomas J. Dziak	2008	$92,500	$13,500	$6,629	$9,007	$11,204	$132,840
Exec. Vice President	2007	88,909	18,100	2,388	5,911	12,930	128,238

Thomas A. Byrne	2008	$92,000	$18,000	$5,434	$6,495	$12,573	$134,502
Sr. Vice President	2007	88,375	17,500	2,388	4,250	13,282	125,795
_______________
(1)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) on outstanding restricted stock awards for each of the named executive officers.  The amounts were calculated based upon the Company’s stock price on the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the named executive officers.  The grant date fair value for options granted in 2008 was $8.25.  The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards.  For further information on the assumptions used to compute the fair value, see Note 11 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

Employment Agreements. The Company and the Bank entered into amended and restated employment agreements with Thomas J. Dziak and Thomas A. Byrne on January 4, 2008 and with Frederick L. Hickman on May 28, 2008.  The employment agreements with Messrs. Hickman and Dziak provide for a three-year term, while Mr. Byrne entered into an employment agreement for a two-year term.  The Board of Directors annually reviews the employment agreements and may renew the terms of the agreements for an additional year and adjust the executives’ base salaries based upon the results of its review.  The current base salaries for Messrs. Hickman, Dziak and Byrne are $182,000, $95,290 and $95,680, respectively.  In addition to base salaries, the employment agreements provide for bonus payments, benefit plan participation, perquisites and business expense reimbursement.

The employment agreements enable the Company and the Bank to terminate the executives’ employment for cause, as defined in the employment agreements, at any time.  No severance payments or benefits are provided under the employment agreements upon termination for cause.

The Company and the Bank have agreed to pay or reimburse the executives for their reasonable costs and legal fees associated with any dispute or question of interpretation relating to the employment agreements, provided the executives are successful on the merits in a legal judgment, arbitration or settlement.  The employment agreements also require the Company and the Bank to indemnify the executives to the fullest extent legally allowable.  The executives have agreed not to compete with the Company or the Bank for one year following their termination of employment, other than in connection with a change in control.

See “Retirement Benefits” and “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive under their employment agreements upon their retirement or termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2008.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercis- able		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Frederick L. Hickman	4,804	(1)	7,208	(1)	$10.21	9/26/2016	983	(2)	$7,127
	200	(4)	800	(4)	$9.95	10/23/2017
			15,000	(5)	$8.25	5/28/2018	9,313	(6)	$67,519
Thomas J. Dziak	3,056	(1)	4,588	(1)	$10.21	9/26/2016	819	(2)	$5,938
	11	(4)	44	(4)	$9.95	10/23/2017
			6,000	(5)	$8.25	5/28/2018	3,725	(6)	$27,006
Thomas A. Byrne	2,184	(1)	3,276	(1)	$10.21	9/26/2016	819	(2)	$5,938
	54	(4)	216	(4)	$9.95	10/23/2017
			4,000	(5)	$8.25	5/28/2018	2,483	(6)	$18,002
 ___________________
(1)	These stock options vest at the rate of 20% per year beginning on September 26, 2007.
(2)	These restricted stock grants vest at the rate of 20% per year beginning on September 26, 2007.
(3)	Based upon the Company’s closing stock price of $7.25 on December 31, 2008.
(4)	These stock options vest at the rate of 20% per year beginning on October 23, 2008.
(5)	These stock options vest at the rate of 20% per year beginning on May 28, 2009.
(6)	These restricted stock grants vest at the rate of 20% per year beginning on May 28, 2009.

Retirement Benefits

North Penn Bank has entered into supplemental executive retirement agreements with Messrs. Hickman, Dziak and Byrne.  Under these agreements, upon their separation from service on or after the normal retirement age of 65, Messrs. Hickman, Dziak and Byrne will receive benefits of $83,000, $46,000 and $43,000 per year, respectively, for 10 years.  No benefits are payable under the supplemental executive retirement agreements following termination for cause.  In addition, in consideration for the benefits provided under the agreements, the executives agree not to engage in competitive business activities while employed by North Penn Bank and for two years following termination of employment for any reason other than a change in control.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  If any named executive officer is terminated for cause, he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason.  Under the executives’ employment agreements, if the Company or the Bank terminates the executive’s employment for reasons other than for cause, or if the executive resigns from the Company or the Bank under specified circumstances that constitute constructive termination, the executive or, if he dies, his beneficiary, receives an amount equal to his base salary for the remaining term of the agreement, plus his average bonus paid over the term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement.  The Bank also provides continued life, medical and dental coverage for the remaining term of the employment agreements.

Pursuant to the executives’ supplemental executive retirement agreements, upon early termination of employment, the executive receives a reduced benefit equal to 100% of the accrued balance under the plan as of the date of termination, payable 90 days following termination.

Payments Made Upon Disability. The employment agreements for the named executive officers provide that if they become disabled and their employment is terminated, they will be entitled to disability pay equal to 100% of their bi-weekly base salary in effect at the date of termination.  They would continue to receive disability payments until the earlier of:  (1) the date they return to full employment with us, (2) their death, (3) attainment of age 65, or (4) the date their employment agreements would have terminated had their employment not terminated because of disability.  All disability payments would be reduced by the amount of any disability benefits payable under our disability plans.  In addition, each named executive officer would be continue to be covered to the greatest extent possible under all benefit plans in which they participated before their disability as if they were actively employed by us.

Pursuant to the executives’ supplemental executive retirement agreements, upon termination due to disability, the executive receives a reduced benefit equal to 100% of the accrued balance under the plan as of the date of termination, payable 90 days following the participant’s attainment of age 65.

Upon termination due to disability, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options.  Restricted stock awards granted to the executives under the plan also vest in full upon termination due to disability.

Payments Made Upon Death. Under their employment agreements, the executives’ estates are entitled to receive the compensation due to them through the end of the month in which their death occurs.

Under the supplemental executive retirement agreements, if the executive dies while in service, his beneficiary will receive a lump sum actuarial equivalent pre-retirement benefit in lieu of the normal retirement benefit.

Upon termination due to death, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to death or the expiration date of the stock options.  Restricted stock awards granted to the executives under the plan also vest in full upon termination due to death.

Payments Made Upon a Change in Control. Under the employment agreements, the executives receive severance payments and benefits if they voluntarily (upon the occurrence of specific circumstances discussed in the agreements) or involuntarily terminate employment following a change in control of the Company or the Bank.  Upon such termination, Messrs. Hickman and Dziak, or their beneficiaries, if they die prior to receipt of payment, receive severance equal to 2.99 times their average annual compensation for the five (5) preceding years of employment (or their period of employment, if less than five (5) years). Mr. Byrne’s employment agreement provides for a change in control severance benefit equal to two (2) times his average annual compensation over the five (5) preceding years (or his period of employment, if less than five (5) years).  The Bank also continues the executives’ life, medical, and dental coverage for 36 months following termination of employment in connection with a change in control.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three (3) times the individual’s base amount (defined as average annual taxable compensation over the five (5) preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts.  The employment agreements with Messrs. Dziak and Byrne limit payments made to the executives in connection with a change in control to amounts that will not exceed their Section 280G limits.  Mr. Hickman is entitled to a payment under his employment agreement to offset the federal excise tax on these excess payments so that he is made economically whole as if the excise tax had not applied.

Under the terms of the supplemental executive retirement agreements, upon a change in control, the executive receives an annual benefit, commencing at age 65, determined by vesting the executive in the present value of the normal retirement benefit using a 4% discount rate.  The value of the accelerated benefit counts towards each executive’s 280G Limit.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan.  After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

In the event of a change in control of North Penn Bancorp or North Penn Bank, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and, if the option holder is terminated other than for cause within twelve months of the change in control, will remain exercisable until the expiration date of the stock options.  Restricted stock awards granted to these officers under the plan also vest in full upon a change in control.  The value of the accelerated options and restricted stock grants count towards an executive’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2008, except that Mr. Lamont filed one late report related to a purchase of Company common stock.

Transactions with Related Parties

Except as described below, the outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to North Penn Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

North Penn Bank maintains a program that enables all employees to obtain residential mortgage loans and auto loans at a reduction of 2% from the rates available to the public.  Mr. Hickman has a mortgage loan from North Penn Bank that was made under this program at a rate of 3.65%.  The largest amount of principal outstanding during 2008 on this loan was approximately $132,765 and the outstanding balance at March 31, 2009 was $108,306.  The total principal and interest paid on this loan during 2008 was approximately $19,478 and $4,522, respectively.

SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS

Any shareholder desiring to present a nomination or proposal for inclusion in the Company’s proxy statement or form of proxy relating to the 2010 Annual Meeting of Shareholders must advise the Secretary of the Company at our offices at 216 Adams Avenue, Scranton, Pennsylvania 18503 of such intention in writing by December 21, 2009.  If next year’s annual meeting is held on a date more than 30 calendar days from May 26, 2010, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Articles of Incorporation provide that in order for a shareholder to make a nomination for the election of directors or a proposal for business to be brought at the annual meeting, a shareholder must deliver notice of such nomination or proposal to the Secretary not less than 60 days prior to the anniversary date of the immediately preceding annual meeting.  If the Company does not receive such notice by that date, the notice will be considered untimely.  Our proxy for the 2010 Annual Meeting of Shareholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which the Company does not receive timely notice.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  Communications regarding financial or accounting policies may be made to the Chairman of the Audit Committee, Kevin M. Lamont, at (570) 344-6113.  Other communications to the Board of Directors may be made to the Chairman of the Nominating and Corporate Governance Committee, James W. Reid, Esq., at (570) 344-6113. Communications to individual directors may be made to such director at (570) 344-6113.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally, by email or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on March 31, 2009.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 31, 2009 UPON WRITTEN REQUEST TO BRIDGET ORUE, NORTH PENN BANCORP, INC., 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503-1692.

If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

APPENDIX A

NORTH PENN BANCORP, INC.
2009 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the North Penn Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of North Penn Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends.  Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning.  The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)
Merger:  The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)
Acquisition of Significant Share Ownership:  A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)
Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means North Penn Bancorp, Inc., or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.  Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

 “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the North Penn Bancorp, Inc. 2009 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.10, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1          EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2          TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1          COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors.  It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors.  The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors.  To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2          ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.  Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3          AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4          AWARD AGREEMENTS.  Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1          NUMBER OF SHARES.  Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 119,000.

5.2          SHARE COUNTING.  To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3          STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4          LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 85,000 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 34,000.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1          GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)
Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan.  The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.  The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2          INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option.  Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participantfor any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment.  Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)
Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners.  No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options.  No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)
Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 21,250 Options to any individual in any single calendar year.

ARTICLE 8
RESTRICTED STOCK

8.1          GRANT OF RESTRICTED STOCK.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2          ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3          FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4          DELIVERY OF RESTRICTED STOCK.  Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the North Penn Bancorp, Inc. 2009 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and North Penn Bancorp, Inc. or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of North Penn Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5          VOTING RIGHTS.  Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6          DIVIDENDS AND OTHER DISTRIBUTIONS.  During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares.  Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7          PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine.  Performance awards may be in the form of performance shares.  An award of a performance share is a grant of a right to receive shares of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of Common Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned.  These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.  Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing.  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than 90 days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1          STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2          TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3          LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4          BENEFICIARIES.  Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5          STOCK CERTIFICATES.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6          ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7          TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive.  A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate.  To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1        CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2        ACCELERATED VESTING AND PAYMENT.  Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3        ALTERNATIVE AWARDS.  Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1        AMENDMENT, MODIFICATION AND TERMINATION.  The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2        AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1        NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2        NO SHAREHOLDER RIGHTS.  Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3        WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4        NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5        UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6        RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7        EXPENSES.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8        TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9        GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10      FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11      GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.12      GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Pennsylvania.

12.13      ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14      INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15      NO LIMITATIONS ON RIGHTS OF COMPANY.  Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16      SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
NORTH PENN BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee of North Penn Bancorp, Inc. (the "Company"), consisting of Thomas A. Byrne and Thomas J. Dziak, or each of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 26, 2009 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE LISTED PROPOSALS

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

	For	With-hold	For All Except
1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).	☐	☐	☐

NOMINEES:
Herbert C. Keller and Frank H. Mechler

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

I/We hereby acknowledge the receipt, prior to the signing of this Proxy, of a Notice of Annual Meeting of Shareholders of North Penn Bancorp, Inc., a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

THIS PROXY, WHEN PROPERLY SIGNED BY YOU, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE OTHER LISTED PROPOSALS, AND IN THE DISCRETION OF THE PROXYHOLDERS NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT.

THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

NORTH PENN BANCORP, INC.

Please sign exactly as your name appears above and print the date on which you sign the proxy in the spaces provided above. If signed on behalf of a corporation, please sign in corporate name by an authorized officer. If signing as a representative, please give full title as such. For joint accounts, only one owner is required to sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

ON-LINE ANNUAL MEETING MATERIALS:
http://www.cfpproxy.com/6323

6323

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached GREEN voting authorization form for the purpose of conveying your voting instructions to Pentegra Group, the Trustee for the North Penn Bancorp, Inc. Stock Fund (the “Employer Stock Fund”) of the North Penn Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the “Company”) on May 26, 2009. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of March 31, 2009, the record date for the Annual Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed GREEN voting authorization form and return it in the enclosed, postage-paid envelope no later than May 18, 2009. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

Frederick L. Hickman
President and Chief Executive Officer

X PLEASE MARK VOTES AS IN THIS EXAMPLE

VOTING AUTHORIZATION FORM
NORTH PENN BANCORP, INC.

The undersigned hereby directs the Trustee to vote all shares of North Penn Bancorp, Inc. credited to the undersigned's account for which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 26, 2009 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE LISTED PROPOSALS.

401K

	For	With-hold	For All Except
1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).	☐	☐	☐

NOMINEES:
Herbert C. Keller and Frank H. Mechler

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Please be sure to sign and date this Voting Instruction Form in the box below.

Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 18, 2009.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

ON-LINE ANNUAL MEETING MATERIALS:
http://www.cfpproxy.com/6323

6323/7426

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE voting authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the “Company”) on May 26, 2009. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the North Penn Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of March 31, 2009, the record date for the Annual Meeting.

The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed BLUE voting authorization form and return it in the enclosed, postage-paid envelope no later than May 18, 2009. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

Frederick L. Hickman
President and Chief Executive Officer

X PLEASE MARK VOTES AS IN THIS EXAMPLE

VOTING AUTHORIZATION FORM
NORTH PENN BANCORP, INC.

The undersigned hereby directs the Trustee to vote all shares of North Penn Bancorp, Inc. credited to the undersigned's account for which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 26, 2009 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE LISTED PROPOSALS.

E
S
O
P

	For	With-hold	For All Except
1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).	☐	☐	☐

NOMINEES:
Herbert C. Keller and Frank H. Mechler

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Please be sure to sign and date this Voting Instruction Form in the box below.

Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 18, 2009.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

ON-LINE ANNUAL MEETING MATERIALS:
http://www.cfpproxy.com/6323

6323/7425